EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-42996) of OmniVision Technologies, Inc. of our report dated June 11, 2002, relating to the consolidated financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated June 11, 2002, relating to the financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Jose, California
July 24, 2002


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